SEC File Nos. 2-10811
811-116


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No.  108
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No.  32

THE INVESTMENT COMPANY OF AMERICA
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)
Registrant's telephone number, including area code:
(213) 486-9200

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
ERIC A.S. RICHARDS, ESQ.
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California  90071
(Counsel for the Registrant)

Approximate date of proposed public offering:
It is proposed that this filing become effective on May 15, 2002, pursuant to paragraph (b) of rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




The InvestmentCompany of America/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objectives, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential.

The fund is designed for investors seeking both capital appreciation and income.
 Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

The Investment Company of America / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results wouldb e lower.)
[bar chart]
1992   6.99%
1993  11.62
1994   0.16
1995  30.62
1996  19.35
1997  29.81
1998  22.93
1999  16.55
2000   3.84
2001  -4.59
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                17.34%  (quarter ended December 31, 1998)
LOWEST                 -10.24%  (quarter ended September 30, 2001)


The year-to-date result was 2.01% for the three months ended March 31, 2002.

                                 The Investment Company of America / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                             ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 1/1/34       -10.06%     11.67%       12.47%        13.18%
 S&P 500/2/                   -11.83%     10.69%       12.91%        11.68%
 Lipper Growth and Income      -7.42%      8.42%       11.49%          N/A
 Index/3/
 Lipper Large-Cap Value        -8.58%      9.42%       12.05%          N/A
 Index/4/
-------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 1.07%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.
4 The Lipper Large-Cap Value Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.

The Investment Company of America / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.24%   0.24%   0.24%   0.24%   0.24%    0.24%
 Distribution and/or Service
 (12b-1) Fees/2/               0.23%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.10%   0.20%   0.40%   0.26%   0.18%    0.13%
 Total Annual Fund Operating
 Expenses                      0.57%   1.44%   1.39%   1.00%   0.67%    0.37%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $630       $747         $875       $1,248
 R-1                      $147       $456         $787       $1,724
 R-2                      $142       $440         $761       $1,669
 R-3                      $102       $318         $552       $1,225
 R-4                      $ 68       $214         $373       $  835
 R-5                      $ 38       $119         $208       $  468



1 Reflects the maximum initial sales charge in the first year.

                                 The Investment Company of America / Prospectus

Investment Objectives, Strategies and Risks

The fund's investment objectives are to achieve long-term growth of capital and income. The fund strives to accomplish these objectives through extensive U.S. and global research, careful selection, and broad diversification. In the selection of securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The fund invests primarily in common stocks. The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of the investment adviser.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

The Investment Company of America / Prospectus

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR      FIVE YEARS      TEN YEARS       LIFETIME/1/
--------------------------------------------------------------------------------------
 CLASS A - BEGAN           -4.59%         13.00%         13.14%           13.28%
 1/1/34
 S&P 500/2/               -11.83%         10.69%         12.91%           11.68%
 Lipper Growth and         -7.42%          8.42%         11.49%             N/A
 Income Index/3/
 Lipper Large-Cap          -8.58%          9.42%         12.05%             N/A
 Value Index/4/
--------------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2001/5/: 1.79%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.
4 The Lipper Large-Cap Value Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

                                 The Investment Company of America / Prospectus

 LARGEST INVESTMENT CATEGORIES AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Technology Hardware & Equipment                     8.99%
-------------------------------------------------------------------
 Pharmaceuticals & Biotechnology                     8.94
-------------------------------------------------------------------
 Food, Beverage & Tobacco                            6.69
-------------------------------------------------------------------



 LARGEST INDUSTRY HOLDINGS AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Pharmaceuticals                                     8.94%
-------------------------------------------------------------------
 Media                                               6.61
-------------------------------------------------------------------
 Oil & Gas                                           5.36
-------------------------------------------------------------------
 Diversified Financials                              5.26
-------------------------------------------------------------------
 Insurance                                           4.01
-------------------------------------------------------------------


 LARGEST INDIVIDUAL HOLDINGS AS OF DECEMBER 31, 2001
                                                       PERCENT OF NET ASSETS
-----------------------------------------------------------------------------
 Philip Morris                                                 2.77%
-----------------------------------------------------------------------------
 Viacom                                                        2.49
-----------------------------------------------------------------------------
 Fannie Mae                                                    2.47
-----------------------------------------------------------------------------
 Eli Lilly                                                     1.90
-----------------------------------------------------------------------------
 Pharmacia                                                     1.80
-----------------------------------------------------------------------------
 Lowe's Companies                                              1.76
-----------------------------------------------------------------------------
 Pfizer                                                        1.71
-----------------------------------------------------------------------------
 Royal Dutch Petroleum/"Shell" Transport and Trading           1.60
-----------------------------------------------------------------------------
 AOL Time Warner                                               1.55
-----------------------------------------------------------------------------
 AT&T                                                          1.47
-----------------------------------------------------------------------------




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

The Investment Company of America / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Investment Company of America are:


 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)        EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 JON B. LOVELACE, JR.                 44 years            Chairman Emeritus, Capital Research and
 Chairman of the Board and                                Management Company
 Principal Executive
 Officer                                                  Investment professional for 50 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                  11 years            Chairman of the Board and Principal Executive
 President and Director         (plus 7 years prior       Officer, Capital Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 37 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 JAMES B. LOVELACE                    10 years            Senior Vice President and Director, Capital
 Senior Vice President and      (plus 3 years prior       Research and Management Company
 Director                     experience as a research
                             professional for the fund)   Investment professional for 20 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL                     10 years            Senior Vice President, Capital Research and
 Senior Vice President and      (plus 4 years prior       Management Company
 Director                     experience as a research
                             professional for the fund)   Investment professional for 16 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG                  8 years             President and Director, Capital Research and
 Executive Vice President       (plus 9 years prior       Management Company
 and Director                 experience as a research
                             professional for the fund)   Investment professional for 32 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND                     10 years            Senior Vice President, Capital Research and
 Senior Vice President          (plus 9 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 29 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 JOYCE E. GORDON                       1 year             Senior Vice President, Capital Research Company
 Vice President                 (plus 12 years prior
                              experience as a research    Investment professional for 26 years, all with
                             professional for the fund)   Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO                      15 years            Senior Vice President, Capital Research and
                                (plus 9 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 30 years in total;25
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 DINA N. PERRY                        8 years             Senior Vice President, Capital Research and
                                (plus 2 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 24 years in total;10
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 C. ROSS SAPPENFIELD                  2 years             Vice President and Director, Capital Research
                                (plus 6 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 10 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------

                                 The Investment Company of America / Prospectus

 [This page is intentionally left blank for this filing.]

The Investment Company of America / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

                                 The Investment Company of America / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

The Investment Company of America / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

                                 The Investment Company of America / Prospectus

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

The Investment Company of America / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                 CLASS A
                                        YEAR ENDED DECEMBER 31
                             2001       2000       1999      1998       1997
 NET ASSET VALUE,         $ 31.07     $ 32.46    $ 31.07   $ 28.25    $ 24.23
BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        .44/1/      .56/1/     .49       .48        .51
 Net (losses) gains on
securities (both
 realized and               (1.87 )/1/    .65/1/    4.45      5.79       6.61
unrealized)
--------------------------
 Total from investment      (1.43 )      1.21       4.94      6.27       7.12
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
investment income)           (.52 )      (.52 )     (.51)     (.51)      (.50)
 Distributions (from         (.59 )     (2.08 )    (3.04)    (2.94)     (2.60)
capital gains)
-------------------------------------------------------------------------------
 Total distributions        (1.11 )     (2.60 )    (3.55)    (3.45)     (3.10)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF  $ 28.53     $ 31.07    $ 32.46   $ 31.07    $ 28.25
YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/            (4.59 )%     3.84 %    16.55%    22.93%     29.81%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
DATA:
 Net assets, end of year  $54,315     $56,212    $56,095   $48,498    $39,718
(in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to         .57 %       .56 %      .55%      .55%       .56%
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to      1.49 %      1.74 %     1.54%     1.65%      1.90%
average net assets
 Portfolio turnover rate       22 %        25 %       28%       24%        26%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                 The Investment Company of America / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                   Investment Company File No. 811-116
RPICA-010-0502/B
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital International
Capital Guardian        Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ VINCENT P. CORTI
    VINCENT P. CORTI
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




The InvestmentCompany of America/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objectives, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential.

The fund is designed for investors seeking both capital appreciation and income.
 Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

The Investment Company of America / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results wouldb e lower.)
[bar chart]
1992   6.99%
1993  11.62
1994   0.16
1995  30.62
1996  19.35
1997  29.81
1998  22.93
1999  16.55
2000   3.84
2001  -4.59
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                17.34%  (quarter ended December 31, 1998)
LOWEST                 -10.24%  (quarter ended September 30, 2001)


The year-to-date result was 2.01% for the three months ended March 31, 2002.

                                 The Investment Company of America / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                             ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 1/1/34       -10.06%     11.67%       12.47%        13.18%
 S&P 500/2/                   -11.83%     10.69%       12.91%        11.68%
 Lipper Growth and Income      -7.42%      8.42%       11.49%          N/A
 Index/3/
 Lipper Large-Cap Value        -8.58%      9.42%       12.05%          N/A
 Index/4/
-------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 1.07%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.
4 The Lipper Large-Cap Value Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.

The Investment Company of America / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.24%   0.24%   0.24%   0.24%   0.24%    0.24%
 Distribution and/or Service
 (12b-1) Fees/2/               0.23%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.10%   0.20%   0.40%   0.26%   0.18%    0.13%
 Total Annual Fund Operating
 Expenses                      0.57%   1.44%   1.39%   1.00%   0.67%    0.37%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $630       $747         $875       $1,248
 R-1                      $147       $456         $787       $1,724
 R-2                      $142       $440         $761       $1,669
 R-3                      $102       $318         $552       $1,225
 R-4                      $ 68       $214         $373       $  835
 R-5                      $ 38       $119         $208       $  468



1 Reflects the maximum initial sales charge in the first year.

                                 The Investment Company of America / Prospectus

Investment Objectives, Strategies and Risks

The fund's investment objectives are to achieve long-term growth of capital and income. The fund strives to accomplish these objectives through extensive U.S. and global research, careful selection, and broad diversification. In the selection of securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The fund invests primarily in common stocks. The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of the investment adviser.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

The Investment Company of America / Prospectus

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR      FIVE YEARS      TEN YEARS       LIFETIME/1/
--------------------------------------------------------------------------------------
 CLASS A - BEGAN           -4.59%         13.00%         13.14%           13.28%
 1/1/34
 S&P 500/2/               -11.83%         10.69%         12.91%           11.68%
 Lipper Growth and         -7.42%          8.42%         11.49%             N/A
 Income Index/3/
 Lipper Large-Cap          -8.58%          9.42%         12.05%             N/A
 Value Index/4/
--------------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2001/5/: 1.79%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.
4 The Lipper Large-Cap Value Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. This index was not in existence as of the date the fund began investment operations in 1934; therefore, lifetime results are not available.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

                                 The Investment Company of America / Prospectus

 LARGEST INVESTMENT CATEGORIES AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Technology Hardware & Equipment                     8.99%
-------------------------------------------------------------------
 Pharmaceuticals & Biotechnology                     8.94
-------------------------------------------------------------------
 Food, Beverage & Tobacco                            6.69
-------------------------------------------------------------------



 LARGEST INDUSTRY HOLDINGS AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Pharmaceuticals                                     8.94%
-------------------------------------------------------------------
 Media                                               6.61
-------------------------------------------------------------------
 Oil & Gas                                           5.36
-------------------------------------------------------------------
 Diversified Financials                              5.26
-------------------------------------------------------------------
 Insurance                                           4.01
-------------------------------------------------------------------


 LARGEST INDIVIDUAL HOLDINGS AS OF DECEMBER 31, 2001
                                                       PERCENT OF NET ASSETS
-----------------------------------------------------------------------------
 Philip Morris                                                 2.77%
-----------------------------------------------------------------------------
 Viacom                                                        2.49
-----------------------------------------------------------------------------
 Fannie Mae                                                    2.47
-----------------------------------------------------------------------------
 Eli Lilly                                                     1.90
-----------------------------------------------------------------------------
 Pharmacia                                                     1.80
-----------------------------------------------------------------------------
 Lowe's Companies                                              1.76
-----------------------------------------------------------------------------
 Pfizer                                                        1.71
-----------------------------------------------------------------------------
 Royal Dutch Petroleum/"Shell" Transport and Trading           1.60
-----------------------------------------------------------------------------
 AOL Time Warner                                               1.55
-----------------------------------------------------------------------------
 AT&T                                                          1.47
-----------------------------------------------------------------------------




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

The Investment Company of America / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Investment Company of America are:


 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)        EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 JON B. LOVELACE, JR.                 44 years            Chairman Emeritus, Capital Research and
 Chairman of the Board and                                Management Company
 Principal Executive
 Officer                                                  Investment professional for 50 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                  11 years            Chairman of the Board and Principal Executive
 President and Director         (plus 7 years prior       Officer, Capital Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 37 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 JAMES B. LOVELACE                    10 years            Senior Vice President and Director, Capital
 Senior Vice President and      (plus 3 years prior       Research and Management Company
 Director                     experience as a research
                             professional for the fund)   Investment professional for 20 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL                     10 years            Senior Vice President, Capital Research and
 Senior Vice President and      (plus 4 years prior       Management Company
 Director                     experience as a research
                             professional for the fund)   Investment professional for 16 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG                  8 years             President and Director, Capital Research and
 Executive Vice President       (plus 9 years prior       Management Company
 and Director                 experience as a research
                             professional for the fund)   Investment professional for 32 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND                     10 years            Senior Vice President, Capital Research and
 Senior Vice President          (plus 9 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 29 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 JOYCE E. GORDON                       1 year             Senior Vice President, Capital Research Company
 Vice President                 (plus 12 years prior
                              experience as a research    Investment professional for 26 years, all with
                             professional for the fund)   Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO                      15 years            Senior Vice President, Capital Research and
                                (plus 9 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 30 years in total;25
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 DINA N. PERRY                        8 years             Senior Vice President, Capital Research and
                                (plus 2 years prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 24 years in total;10
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 C. ROSS SAPPENFIELD                  2 years             Vice President and Director, Capital Research
                                (plus 6 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 10 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------

                                 The Investment Company of America / Prospectus

 [This page is intentionally left blank for this filing.]

The Investment Company of America / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

                                 The Investment Company of America / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

The Investment Company of America / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

                                 The Investment Company of America / Prospectus

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

The Investment Company of America / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                 CLASS A
                                        YEAR ENDED DECEMBER 31
                             2001       2000       1999      1998       1997
 NET ASSET VALUE,         $ 31.07     $ 32.46    $ 31.07   $ 28.25    $ 24.23
BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        .44/1/      .56/1/     .49       .48        .51
 Net (losses) gains on
securities (both
 realized and               (1.87 )/1/    .65/1/    4.45      5.79       6.61
unrealized)
--------------------------
 Total from investment      (1.43 )      1.21       4.94      6.27       7.12
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
investment income)           (.52 )      (.52 )     (.51)     (.51)      (.50)
 Distributions (from         (.59 )     (2.08 )    (3.04)    (2.94)     (2.60)
capital gains)
-------------------------------------------------------------------------------
 Total distributions        (1.11 )     (2.60 )    (3.55)    (3.45)     (3.10)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF  $ 28.53     $ 31.07    $ 32.46   $ 31.07    $ 28.25
YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/            (4.59 )%     3.84 %    16.55%    22.93%     29.81%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
DATA:
 Net assets, end of year  $54,315     $56,212    $56,095   $48,498    $39,718
(in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to         .57 %       .56 %      .55%      .55%       .56%
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to      1.49 %      1.74 %     1.54%     1.65%      1.90%
average net assets
 Portfolio turnover rate       22 %        25 %       28%       24%        26%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                 The Investment Company of America / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                   Investment Company File No. 811-116
RPICA-010-0502/B
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital International
Capital Guardian        Capital Bank and Trust

                       THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of The Investment Company of America (the "fund" or "ICA") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       23
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       28
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       34
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Shareholder Account Services and Privileges . . . . . . . . . . . .       36
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       36
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Class A Share Investment Results and Related Statistics . . . . . .       38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Financial Statements




                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's investments in straight debt securities will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 10% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


                   The Investment Company of America - Page 2

Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific


                   The Investment Company of America - Page 3 currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


                   The Investment Company of America - Page 4

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.


Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                   The Investment Company of America - Page 5

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


                   The Investment Company of America - Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                    NUMBER OF BOARDS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/          PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,              1            None
 Age: 58                                            Distribution and Business
                                                    Development Lifetime
                                                    Television; Director and
                                                    former Chairman of the
                                                    Board, KCET - Los Angeles
                                                    Public Television Station;
                                                    former Senior Vice
                                                    President, fx Networks,
                                                    Inc: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Malcolm R. Currie      Director        1992        Chairman of the Board and              1            Enova Systems; Inamed
 Age: 75                                            Chief Executive Officer,                            Corp.; LSI Logic
                                                    Currie Technologies, Inc.;                          Corporation
                                                    Chairman Emeritus, Hughes
                                                    Aircraft Company; former
                                                    Chairman of the Board of
                                                    Trustees, University of
                                                    Southern California
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                 3            None
 Age: 55                                            M.A.D., Inc.
                                                    (communications company);
                                                    Former Editor-in-Chief, Los
                                                                            ---
                                                    Angeles Herald Examiner
                                                    -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Director        2000        Managing Director, Senior             16            None
 Age: 66                                            Resource Group LLC
                                                    (development and management
                                                    of senior living
                                                    communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman and Chief                     2            America Movil, SA; Grupo
 Laporte                                            Executive Officer, Kimberly                         Carso; Grupo Alfa; Kimberly
 Age: 67                                            Clark de Mexico, SA                                 Clark Corp.;  Kellogg
                                                                                                        Company; General Electric
                                                                                                        Company; The Home Depot;
                                                                                                        The Mexico Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        The IBJ Professor of                   8            Plum Creek Timber Co.;
 Age: 64                                            Finance, Graduate School of                         Scholastic Corporation;
                                                    Business, Stanford                                  iStar Financial, Inc.;
                                                    University                                          Varian, Inc.; Capstone
                                                                                                        Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Senior Associate, Reuters              3            None
 Age: 57                                            Foundation; Senior Fellow,
                                                    Institute for International
                                                    Economics; Consultant, The
                                                                           ---
                                                    Independent of London
                                                    ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman and CEO, AECOM               13            Southwest Water Company
 Age: 67                                            Technology Corporation
                                                    (engineering, consulting
                                                    and professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg              3            None
 Age: 66                                            Seminar; President
                                                    Emeritus, Middlebury
                                                    College
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman and Chief                     1            None
 Age: 71                                            Executive Officer, SEMATECH
                                                    (research and development
                                                    consortium); Trustee,
                                                    William Jewell College;
                                                    Associated Universities,
                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 7

 [This page is intentionally left blank for this filing.]

                   The Investment Company of America - Page 8

                                                          PRINCIPAL OCCUPATION(S)
                                         YEAR FIRST               DURING
                                          ELECTED            PAST 5 YEARS AND          NUMBER OF BOARDS
                          POSITION       A DIRECTOR           POSITIONS HELD            WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                          WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES     COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE           FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER     DIRECTOR SERVES          BY DIRECTOR
-------------------------------------------------------         OF THE FUND
                                                       ----------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace/6/    Senior Vice        1994        Senior Vice President and              2            None
 Age: 46                 President                      Director, Capital Research
                         and                            and Management Company
                         Director
-----------------------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace,        Chairman of        1953        Chairman Emeritus, Capital             3            None
 Jr./6/                  the Board                      Research and Management
 Age: 75                 and                            Company
                         Principal
                         Executive
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Senior Vice        1994        Senior Vice President,                 2            None
 Age: 41                 President                      Capital Research and
                         and                            Management Company
                         Director
-----------------------------------------------------------------------------------------------------------------------------------
 James F. Rothenberg     Executive          2000        President and Director,                4            None
 Age: 55                 Vice                           Capital Research and
                         President                      Management Company;
                         and                            Director, American Funds
                         Director                       Distributors, Inc.*;
                                                        Director, American Funds
                                                        Service Company*; Director,
                                                        The Capital Group
                                                        Companies, Inc.*; Director,
                                                        Capital Guardian Trust
                                                        Company*; Director, Capital
                                                        Group Research, Inc.*;
                                                        Director, Capital
                                                        Management Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     President          1994        Chairman of the Board and              2            None
 Age: 63                 and                            Principal Executive
                         Director                       Officer, Capital Research
                                                        and Management Company;
                                                        Director, American Funds
                                                        Distributors, Inc.*;
                                                        Director, The Capital Group
                                                        Companies, Inc.*; Chairman
                                                        of the Board, Capital
                                                        Management Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 9

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon            Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 45
-----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn          Vice President             1984         Associate, Capital Research and Management Company
 Age: 54
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti             Secretary                1994         Vice President - Fund Business Management Group, Capital
 Age: 45                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland            Treasurer                1998         Senior Vice President, Capital Research and Management Company;
 Age: 60                                                            Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould         Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital
 Age: 47                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 10

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund are elected annually.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas
  M. Rowland, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson              $10,001 - $50,000         $10,001 - $50,000
-------------------------------------------------------------------------------
 Malcolm R. Currie               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                   Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez          $50,001 - $100,000         $50,001 - $100,000
 Laporte
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James B. Lovelace             $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace, Jr.            Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $46,000 to Directors who are not affiliated with the Investment Adviser, plus $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan


                  The Investment Company of America - Page 12 in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Louise H. Bryson               $61,000/3/                        $ 61,000/3/
------------------------------------------------------------------------------------------
 Malcolm R. Currie              $57,000/3/                        $ 57,000/3/
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $61,000                           $ 99,500
------------------------------------------------------------------------------------------
 Martin Fenton                  $59,000                           $183,620
------------------------------------------------------------------------------------------
 Claudio X. Gonzalez            $14,500/3/                        $ 24,500/3/
 Laporte
------------------------------------------------------------------------------------------
 John G. McDonald               $80,000/3/                        $256,500/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $58,000                           $ 98,500
------------------------------------------------------------------------------------------
 Richard G. Newman              $64,500                           $118,620
------------------------------------------------------------------------------------------
 Olin C. Robison                $66,000/3/                        $107,500/3/
------------------------------------------------------------------------------------------
 William J. Spencer             $75,000/3/                        $ 75,000/3/
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Louise H. Bryson ($119,823), Malcolm R. Currie ($295,137), Claudio X. Gonzalez Laporte ($15,133), John G. McDonald ($679,137), Olin C. Robison ($122,312) and William
  J. Spencer ($372,017). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                  The Investment Company of America - Page 13

The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters which require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Louise H. Bryson, Malcom R. Currie, Mary Anne Dolan, Martin Fenton, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors and Advisory Board members to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective


                  The Investment Company of America - Page 14 nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were four Nominating Committee meetings during the 2001 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and may technically be deemed an "interested person" of the fund due to his affiliation with the Investment Adviser. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. There were five Proxy Committee meetings during the 2001 fiscal year.


                  The Investment Company of America - Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.



                           YEAR FIRST                                             NUMBER OF BOARDS
                           ELECTED AN                                              WITHIN THE FUND
                     ADVISORY BOARD MEMBER     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH
   NAME AND AGE           OF THE FUND                   PAST 5 YEARS                MEMBER SERVES      OTHER DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,            1995            Partner, Faegre & Benson (law               1            None
 Jr.                                          firm)
 Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg            1998            President, Santa Fe Institute;              1            None
 Age: 57                                      Research Professor, University
                                              of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling             1985            President, Minnesota Public                 6            Irwin Financial Corporation;
 Age: 60                                      Radio; President, Greenspring                            St. Paul Companies
                                              Co.; President, American Public
                                              Media Group
-----------------------------------------------------------------------------------------------------------------------------------
 Farzad Nazem                 2000            Chief Technology Officer, Yahoo!            1            None
 Age: 40                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill            1988            Chairman of the Council,                    3            The "Shell" Transport and
 Age: 65                                      Australian Strategic Policy                              Trading Company, plc
                                              Institute; Adjunct Professor in
                                              Strategic and Defense Studies
                                              Center, Australian National
                                              University; former Chichele
                                              Professor of the History of War
                                              and former Fellow, All Souls
                                              College, University of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon             1977            Managing Director, Partisan                 3            Novoste Corporation
 Age: 67                                      Management Group, Inc.; former
                                              Chairman of the Board, Novoste
                                              Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 16

1 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
2 This includes all directorships (other than those in the American Funds Group) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 17

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,              $ 8,500                           $  8,500
 Jr.
------------------------------------------------------------------------------------------
 Ellen H. Goldberg              $10,000                           $ 10,000
------------------------------------------------------------------------------------------
 William H. Kling               $10,000/3/                        $117,500/3/
------------------------------------------------------------------------------------------
 Farzad Nazem                   $ 8,500                           $  8,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill              $ 8,500                           $ 46,500
------------------------------------------------------------------------------------------
 Norman R. Weldon               $10,000                           $ 47,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2001 for participating Advisory Board members is as follows: William H. Kling ($63,661). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.


                  The Investment Company of America - Page 18

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until April 30, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


Members of the Committee discussed the quality of services provided to the fund and noted that while absolute results were negative during the first ten months of 2001, its results versus its peers were favorable during that period as well as for longer periods of time. The Committee recognized that the fund's research-based long-term approach enabled it to resist the overall stock market weakness during the year and that the fund had not had a negative return since 1977. The Committee considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


The Committee observed that the fund's expenses for the most recent fiscal year and earlier periods compared favorably to its peer group. The Committee also considered steps taken in


                  The Investment Company of America - Page 19 recent years by the Investment Adviser to help control transfer agent expenses borne by the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors and members of the advisory board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $134,899,000, $135,760,000 and $127,846,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until April 30, 2003, unless sooner terminated, and may be


                  The Investment Company of America - Page 20 renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                  The Investment Company of America - Page 21

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $25,295,000        $123,707,000
                                                 2000             19,507,000          94,128,000
                                                 1999             23,548,000         118,979,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                  The Investment Company of America - Page 22 for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $126,552,000                $9,221,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                  The Investment Company of America - Page 23

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures


                  The Investment Company of America - Page 24 contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


                  The Investment Company of America - Page 25

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would


                  The Investment Company of America - Page 26 nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                  The Investment Company of America - Page 27

                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


                  The Investment Company of America - Page 28

Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                  The Investment Company of America - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                  The Investment Company of America - Page 30

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


                  The Investment Company of America - Page 31

For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.


                  The Investment Company of America - Page 32

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased


                  The Investment Company of America - Page 33 through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment


                  The Investment Company of America - Page 34 dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


                  The Investment Company of America - Page 35

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                  The Investment Company of America - Page 36

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2001, 2000 and 1999, amounted to $33,794,000, $25,958,000 and $25,468,000.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Wachovia Corp., J.P. Morgan Chase & Co. and Bank of America Securities LLC and Citigroup, Inc., J.P. Morgan Chase & Co. and Bank of America Securities LLC were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Wachovia Corp., J.P. Morgan Chase & Co. and Bank of America Securities LLC in the amount of $1,336,670,000 and debt securities of Citigroup, Inc., J.P. Morgan Chase & Co. and Bank of America Securities LLC in the amount of $299,526,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $38,077,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics


                  The Investment Company of America - Page 37 which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $28.53
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $30.27


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.07% based on a 30-day (or one month) period ended December 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2001 were -10.06%, 11.67% and 12.47%, respectively. The fund's one-year total return and five- and ten-year average annual


                  The Investment Company of America - Page 38 total returns at net asset value for the periods ended December 31, 2001 were -4.59%, 13.00% and 13.14%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                  The Investment Company of America - Page 39

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                  The Investment Company of America - Page 40

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."


                  The Investment Company of America - Page 41

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                  The Investment Company of America - Page 42

The Investment Company of America
Investment Portfolio, December 31, 2001



                                                      Percent
                                                       of Net
Largest Industry Holdings                              Assets

Pharmaceuticals                                         8.94%
Media                                                     6.61
Oil & Gas                                                 5.36
Diversified Financials                                    5.26
Insurance                                                 4.01

Largest Investment Categories
Technology Hardware & Equipment                           8.99
Pharmaceuticals & Biotechnology                           8.94
Food, Beverage & Tobacco                                  6.69




The Investment Company of America
Investment Portfolio, December 31, 2001



                                                                     Percent
                                                                     of Net
Ten Largest Equity Holdings                                          Assets

Philip Morris                                                          2.77%
Viacom                                                                   2.49
Fannie Mae                                                               2.47
Eli Lilly                                                                1.90
Pharmacia                                                                1.80
Lowe's Companies                                                         1.76
Pfizer                                                                   1.71
Royal Dutch Petroleum/"Shell" Transport and Trading                      1.60
AOL Time Warner                                                          1.55
AT&T                                                                     1.47

The Investment Company of America
Investment Portfolio, December 31, 2001



                                                                          Shares        Market  Percent
                                                                    or Principal         Value   of Net
Equity Securities                                                         Amount    (Millions)   Assets

ENERGY
ENERGY EQUIPMENT & SERVICES  -  1.27%
Baker Hughes Inc.                                                      10,225,000   $   372.906     .66%
Halliburton Co.                                                         2,000,000        26.200      .05
Schlumberger Ltd.                                                       5,800,000       318.710      .56
OIL & GAS  -  5.36%
BP PLC (ADR)                                                            2,000,000        93.020      .17
ChevronTexaco Corp. (formed by the merger of                            7,882,142       706.319     1.25
 Chevron Corp. and Texaco Inc.)
Conoco Inc. (formerly Conoco Inc., Class A                              3,000,000        84.900      .15
 and Conoco Inc., Class B)
ENI SpA                                                                10,000,000       125.082      .22
Exxon Mobil Corp.                                                       3,250,000       127.725      .23
Murphy Oil Corp.                                                        2,075,000       174.383      .31
PanCanadian Energy Corp.                                                1,573,200        40.903      .07
Phillips Petroleum Co.                                                  3,050,000       183.793      .33
Royal Dutch Petroleum Co. (New York registered)                        16,300,000       799.026
"Shell" Transport and Trading Co., PLC                                  2,500,000       103.625     1.60
 (New York registered)
TOTAL FINA ELF SA, Class B                                                900,000       128.509      .23
Unocal Corp.                                                            8,190,000       295.413      .53
USX-Marathon Group                                                      5,121,800       153.654      .27
                                                                                      3,734.168     6.63

MATERIALS
CHEMICALS  -  1.28%
Air Products and Chemicals, Inc.                                          200,000         9.382      .02
Dow Chemical Co.                                                       18,303,800       618.302     1.10
Rohm and Haas Co.                                                       2,600,000        90.038      .16
METALS & MINING  -  1.75%
Alcoa Inc.                                                             13,929,700       495.201      .88
Barrick Gold Corp.                                                      9,250,000       147.537      .26
BHP Billiton Ltd.                                                       9,412,655        50.444      .09
Newmont Mining Corp.                                                    5,500,000       105.105      .19
Phelps Dodge Corp.                                                      1,000,000        32.400      .06
Placer Dome Inc.                                                        5,600,000        61.096      .11
WMC Ltd.                                                               18,831,246        92.011      .16
PAPER & FOREST PRODUCTS  -  1.33%
Georgia-Pacific Corp., Georgia-Pacific Group                            9,333,858       257.708      .46
International Paper Co.                                                 4,497,235       181.463      .32
Weyerhaeuser Co.                                                        5,750,000       310.960      .55
                                                                                      2,451.647     4.36

CAPITAL GOODS
AEROSPACE & DEFENSE  -  1.84%
Boeing Co.                                                              2,000,000        77.560      .14
Honeywell International Inc.                                            4,950,000       167.409      .30
Lockheed Martin Corp.                                                   3,200,000       149.344      .27
Raytheon Co.                                                           11,322,935       367.656      .65
United Technologies Corp.                                               4,184,000       270.412      .48
CONSTRUCTION & ENGINEERING  -  0.06%
Fluor Corp.                                                               931,000        34.819      .06
INDUSTRIAL CONGLOMERATES  -  1.31%
Minnesota Mining and Manufacturing Co.                                  1,920,000       226.963      .40
Siemens AG                                                              4,600,000       306.505      .54
Tyco International Ltd.                                                 3,500,000       206.150      .37
MACHINERY  -  1.57%
Caterpillar Inc.                                                        2,500,000         8.000      .23
Cummins Inc.                                                            1,700,000        65.518      .12
Deere & Co.                                                             6,400,000       279.424      .50
Illinois Tool Works Inc.                                                3,400,000       230.248      .41
Ingersoll-Rand Co.                                                      1,800,000        75.258      .13
Parker Hannifin Corp.                                                   2,200,000       101.002      .18
                                                                                      2,688.893     4.78

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  1.16%
Cendant Corp.  /1/                                                      4,850,000        95.108      .17
IMS Health Inc.                                                         2,500,000        48.775      .09
Pitney Bowes Inc.                                                       3,515,100       132.203      .23
Sabre Holdings Corp., Class A /1/                                       5,259,680       222.747      .39
Waste Management, Inc.                                                  4,900,000       156.359      .28
                                                                                        655.192     1.16

TRANSPORTATION
AIR FREIGHT & COURIERS  -  0.26%
FedEx Corp.  /1/                                                        2,870,000       148.896      .26
AIRLINES  -  0.49%
AMR Corp.  /1/                                                          3,350,000        74.269      .13
British Airways PLC                                                    10,000,000        28.355      .05
Delta Air Lines, Inc.                                                   2,154,500        63.041      .12
Southwest Airlines Co.                                                  5,800,900       107.201      .19
ROAD & RAIL  -  0.19%
Burlington Northern Santa Fe Corp.                                      2,900,000        82.737      .15
Canadian Pacific Railway Ltd.                                           1,150,000        22.425      .04
                                                                                        526.924      .94

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.14%
Delphi Automotive Systems Corp.                                         5,764,088        78.737      .14
AUTOMOBILES  -  1.15%
Ford Motor Co.                                                          2,500,000        39.300      .07
General Motors Corp.                                                    8,750,000       425.250      .75
Honda Motor Co., Ltd.                                                   4,649,100       184.946      .33
                                                                                        728.233     1.29

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES - 0.26%
Newell Rubbermaid Inc.                                                  5,300,000       146.121      .26
LEISURE EQUIPMENT & PRODUCTS - 0.09%
Fuji Photo Film Co., Ltd.                                               1,354,000        48.199      .09
TEXTILES & APPAREL - 0.45%
NIKE, Inc., Class B                                                     4,535,900       255.099      .45
                                                                                        449.419      .80

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE - 0.75%
Carnival Corp.                                                          7,447,100       209.115      .37
McDonald's Corp.                                                        8,000,000       211.760      .38
                                                                                        420.875      .75

MEDIA
MEDIA  -  6.61%
AOL Time Warner Inc. /1/                                               27,250,000       874.725     1.55
Clear Channel Communications, Inc. /1/                                  9,491,900       483.233      .86
Comcast Corp., Class A, non-voting stock /1/                            3,000,000       108.000      .19
Dow Jones & Co., Inc.                                                   1,400,100        76.627      .14
General Motors Corp., Class H  /1/                                      2,000,000        30.900      .05
Interpublic Group of Companies, Inc.                                   13,364,600       394.790      .70
Knight-Ridder, Inc.                                                     2,050,500       133.139      .24
Liberty Media Corp. (formerly AT&T Corp.                               15,500,000       217.000      .39
 Liberty Media Group), Class A /1/
Viacom Inc., Class A /1/                                                2,392,800       105.881
Viacom Inc., Class B  /1/                                              29,414,000     1,298.628     2.49
                                                                                      3,722.923     6.61

RETAILING
MULTILINE RETAIL  -  1.04%
Dollar General Corp.                                                    7,530,900       112.210      .20
Kohl's Corp.  /1/                                                       2,500,000       176.100      .31
May Department Stores Co.                                               3,000,000       110.940      .20
Wal-Mart Stores, Inc.                                                   3,200,000       184.160      .33
SPECIALTY RETAIL  -  2.94%
AutoZone, Inc.  /1/                                                     4,140,000       297.252      .53
Gap, Inc.                                                               7,000,000        97.580      .17
Limited Inc.                                                           15,800,000       232.576      .41
Lowe's Companies, Inc.                                                 21,362,000       991.410     1.76
Staples, Inc.  /1/                                                      2,000,000        37.400      .07
                                                                                      2,239.628     3.98

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING - 0.84%
Albertson's, Inc.                                                       6,666,500       209.928      .37
Walgreen Co.                                                            7,833,400       263.672      .47
                                                                                        473.600      .84

FOOD, BEVERAGE & TOBACCO
BEVERAGES - 1.64%
Anheuser-Busch Companies, Inc.                                          3,000,000       135.630      .24
Coca-Cola Co.                                                           4,750,000       223.962      .40
PepsiCo, Inc.                                                          11,600,000       564.804     1.00
FOOD PRODUCTS - 1.83%
ConAgra Foods, Inc.                                                       750,000        17.827      .03
General Mills, Inc.                                                     4,800,000       249.648      .44
H.J. Heinz Co.                                                          5,900,000       242.608      .43
Sara Lee Corp.                                                         14,616,100       324.916      .58
Unilever NV (New York Registered)                                       3,375,000       194.434      .35
TOBACCO - 3.22%
Philip Morris Companies Inc.                                           34,000,000     1,558.900     2.77
R.J. Reynolds Tobacco Holdings, Inc.                                    4,461,666       251.192      .45
                                                                                      3,763.921     6.69

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS - 0.41%
Kimberly-Clark Corp.                                                    3,022,000       180.716      .32
Procter & Gamble Co.                                                      600,000        47.478      .09
PERSONAL PRODUCTS - 0.60%
Avon Products, Inc.                                                     5,400,000       251.100      .45
Gillette Co.                                                            2,600,000        86.840      .15
                                                                                        566.134     1.01

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES - 0.68%
Applera Corp. - Applied Biosystems Group                                5,170,500       203.046      .36
Becton, Dickinson and Co.                                               1,500,000        49.725      .09
Guidant Corp. /1/                                                       2,658,200       132.378      .23
HEALTH CARE PROVIDERS & SERVICES - 0.76%
Aetna Inc.                                                              5,000,000       164.950      .30
Cardinal Health, Inc.                                                   1,050,000        67.893      .12
HCA Inc. (formerly HCA - The Healthcare Co.)                            5,000,000       192.700      .34
                                                                                        810.692     1.44

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS - 8.94%
Abbott Laboratories                                                     3,000,000       167.250      .30
American Home Products Corp.                                            3,200,000       196.352      .35
AstraZeneca PLC                                                        13,910,900       634.430
AstraZeneca PLC (ADR)                                                     199,000         9.273     1.14
AstraZeneca PLC                                                                            .000
Bristol-Myers Squibb Co.                                                5,557,600       283.438      .50
Eli Lilly and Co.                                                      13,647,300     1,071.859     1.90
Johnson & Johnson                                                       3,420,200       202.134      .36
Merck & Co., Inc.                                                       4,100,000       241.080      .43
Novartis AG                                                             1,366,000        49.388
Novartis AG (ADR)                                                       1,121,556        40.937      .16
Pfizer Inc                                                             24,150,000       962.377     1.71
Pharmacia Corp.                                                        23,800,000     1,015.070     1.80
Schering-Plough Corp.                                                   4,500,000       161.145      .29
                                                                                      5,034.733     8.94

BANKS
BANKS - 3.64%
Bank of America Corp.                                                  11,484,240       722.933     1.28
BANK ONE CORP.                                                          7,235,000       282.527      .50
Comerica Inc.                                                             750,000        42.975      .08
National City Corp.                                                     3,455,200       101.030      .18
Sumitomo Mitsui Banking Corp.                                           7,500,000        31.661      .06
Toronto-Dominion Bank                                                   4,848,900       125.074      .22
Wachovia Corp. (formed by the merger of                                 2,010,000        63.034      .11
 Wachovia Corp. and First Union Corp.)
Washington Mutual, Inc.                                                 9,010,200       294.634      .52
Wells Fargo & Co.                                                       8,908,200       387.061      .69
                                                                                      2,050.929     3.64

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS - 5.26%
Fannie Mae                                                             17,500,000     1,391.250     2.47
Freddie Mac                                                             2,400,000       156.960      .28
Household International, Inc.                                           8,000,000       463.520      .82
J.P. Morgan Chase & Co.                                                15,150,000       550.703      .98
Moody's Corp.                                                           1,748,700        69.703      .12
Providian Financial Corp.                                               1,400,000         4.970      .01
USA Education Inc.                                                      3,882,000       326.166      .58
                                                                                      2,963.272     5.26

INSURANCE
INSURANCE - 4.01%
Allstate Corp.                                                         12,250,000       412.825      .73
American International Group, Inc.                                      9,163,900       727.614     1.29
 (merged with American General Corp.)
Aon Corp.                                                               1,050,000        37.296      .07
Berkshire Hathaway Inc., Class A  /1/                                       2,900       219.240      .39
Chubb Corp.                                                               648,200        44.726      .08
Hartford Financial Services Group, Inc.                                 3,400,000       213.622      .38
Jefferson-Pilot Corp.                                                   3,300,000       152.691      .27
Lincoln National Corp.                                                  1,800,000        87.426      .16
Marsh & McLennan Companies, Inc.                                          882,200        94.792      .17
SAFECO Corp.                                                            3,000,000        93.450      .17
St. Paul Companies, Inc.                                                3,900,000       171.483      .30
                                                                                      2,255.165     4.01

SOFTWARE & SERVICES
IT CONSULTING & SERVICES - 0.60%
Computer Sciences Corp.  /1/                                            4,180,000       204.736      .36
Electronic Data Systems Corp.                                           1,950,000       133.673      .24
SOFTWARE - 0.94%
Microsoft Corp.  /1/                                                    7,597,300       503.321      .90
Oracle Corp.  /1/                                                       1,600,000        22.096      .04
                                                                                        863.826     1.54

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT - 1.91%
Cisco Systems, Inc.  /1/                                               16,622,400       301.032      .54
Corning Inc.                                                           13,376,000       119.314      .21
Lucent Technologies Inc.  /1/                                           4,300,000        27.047      .05
Motorola, Inc.                                                          5,500,000        82.610
Motorola, Inc., 7.00% convertible preferred                               300,000        14.022      .17
 2004, units
Nokia Corp., Class A (ADR)                                             15,170,000       372.120      .66
Telefonaktiebolaget LM Ericsson, Class B (ADR)                         30,000,000       156.600      .28
COMPUTERS & PERIPHERALS - 2.63%
Compaq Computer Corp.                                                  13,000,000       126.880      .22
Dell Computer Corp.  /1/                                                2,716,450        73.833      .13
EMC Corp.  /1/                                                          6,267,300        84.233      .15
Fujitsu Ltd.                                                            2,250,000        16.327      .03
Hewlett-Packard Co.                                                    17,381,400       357.014      .63
International Business Machines Corp.                                   5,900,000       713.664     1.27
Sun Microsystems, Inc.  /1/                                             8,990,000       110.577      .20
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.11%
Agilent Technologies, Inc.  /1/                                         2,939,080        83.793
Agilent Technologies, Inc. 3.00% convertible                            4,445,000         4.984      .16
 debentures 2021 /2/ /3/
Hitachi, Ltd.                                                           8,500,000        62.067      .11
Sanmina-SCI Corp.  /1/                                                  4,600,000        91.540      .16
Solectron Corp.  /1/                                                   14,868,800       167.720
Solectron Corp. 7.25% convertible preferred                             3,240,000        92.826      .47
 2004, units  /1/
Thermo Electron Corp.  /1/                                              5,000,000       119.300      .21
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.34%
Altera Corp. /1/                                                       10,300,000       218.566      .39
Intel Corp.                                                             5,640,000       177.378      .32
Linear Technology Corp.                                                 3,350,000       130.784      .23
LSI Logic Corp.  /1/                                                    2,300,000        36.294      .06
Maxim Integrated Products, Inc.  /1/                                    3,580,900       188.033      .33
Micron Technology, Inc.  /1/                                            3,900,000       120.900      .22
PMC-Sierra, Inc.  /1/                                                   2,600,000        55.276      .10
Taiwan Semiconductor Manufacturing Co. Ltd. /1/                        67,000,000       167.980      .30
Texas Instruments Inc.                                                 22,360,000       626.080     1.11
Xilinx, Inc.  /1/                                                       4,100,000       160.105      .28
                                                                                      5,058.899     8.99

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.72%
ALLTEL Corp.                                                            5,740,400       354.355      .63
AT&T Corp.                                                             45,608,600       827.340     1.47
Deutsche Telekom AG                                                     3,100,000        53.537      .09
SBC Communications Inc.                                                 8,591,100       336.513      .60
Sprint FON Group                                                        9,859,300       197.975      .35
Telefonos de Mexico, SA de CV, Class L (ADR)                            3,000,000       105.060      .19
Verizon Communications Inc.                                             2,000,000        94.920      .17
WorldCom, Inc. - WorldCom Group  /1/                                    9,005,000       126.790      .22
WIRELESS TELECOMMUNICATION SERVICES - 0.62%
America Movil SA de CV, Series L (ADR)                                  1,800,000        35.064      .06
AT&T Wireless Services, Inc. /1/                                        4,769,700        68.541      .12
Vodafone Group PLC (ADR)                                                9,500,000       243.960      .44
                                                                                      2,444.055     4.34

UTILITIES
ELECTRIC UTILITIES - 1.95%
American Electric Power Co., Inc.                                       3,350,000       145.826      .26
Consolidated Edison, Inc.                                                 166,900         6.736      .01
Dominion Resources, Inc.                                                3,381,912       203.253      .36
Duke Energy Corp.                                                       2,986,500       117.250      .21
Edison International  /1/                                              11,000,000       166.100      .29
FPL Group, Inc.                                                         1,000,000        56.400      .10
Pinnacle West Capital Corp.                                             2,000,000        83.700      .15
Southern Co.                                                            4,386,500       111.198      .20
TXU Corp.                                                               4,400,000       207.460      .37
MULTI-UTILITIES - 0.37%
Williams Companies, Inc.                                                8,041,900       205.229      .37
                                                                                      1,303.152     2.32

MISCELLANEOUS - 1.11%
Other equity securities in initial period                                               626.010     1.11
 of acquisition


TOTAL EQUITY SECURITIES:                                                             45,832.290    81.43
 (cost: $31,704.360 million)




                                                                       Principal        Market  Percent
                                                                          Amount         Value   of Net
Short-Term Securities                                                 (Millions)    (Millions)   Assets

U.S. Treasuries & Other Federal Agencies - 3.93%
Fannie Mae 1.70%-3.455% due 1/3-6/6/2002                            2,157,515,000     2,148.584     3.82
Federal Farm Credit Bank 1.70%-2.21%                                  209,000,000       207.883      .37
 due 3/18-5/13/2002
Federal Home Loan Banks 1.66%-2.33% due                             1,474,260,000     1,468.009     2.61
  1/11-6/13/2002
Freddie Mac 1.68%-3.60% due 1/2-6/5/2002                            2,380,834,000     2,371.672     4.21
Sallie Mae 1.882%-1.902% due 2/21-4/18/2002 /3/                        75,000,000        75.000      .13
U.S. Treasury Bills 1.745%-3.09% due                                1,575,000,000     1,567.898     2.79
 1/17-5/30/2002

Corporate Short-Term Notes - 4.42%
AIG Funding, Inc. 1.75%-1.98% due 1/11-2/1/2002                       100,000,000        99.866      .18
American Express Credit Corp. 1.80%-2.00%                             100,000,000        99.836      .18
 due 1/18-2/25/2002
Anheuser-Busch Cos., Inc. 1.72% due                                    40,000,000        39.966      .07
 1/18/2002  /2/
Archer Daniels Midland Co. 1.79% due                                   50,000,000        49.844      .09
 3/5/2002  /2/
Bank of America Corp. 1.75%-1.76% due                                 100,000,000        99.859      .18
 1/28-1/30/2002
BellSouth Corp. 2.00%-2.22% due                                       125,000,000       124.688      .22
 1/22-2/19/2002  /2/
ChevronTexaco Corp. 1.78%-1.81% due                                   100,000,000        99.737      .18
 2/4-3/12/2002
Citicorp 1.85% due 1/22/2002                                           50,000,000        49.943      .09
Coca-Cola Co. 1.875%-1.90% due 1/14-2/1/2002                          125,000,000       124.882      .22
Colgate-Palmolive Co. 1.72% due 1/25/2002 /2/                          50,000,000        49.940      .09
Electronic Data Systems Corp. 2.00% due                                25,000,000        24.929      .04
 2/20/2002  /2/
Gannett Co., Inc. 1.75% due 1/16-1/23/2002 /2/                        125,000,000       124.890      .22
General Electric Capital Corp. 1.91%-2.06%                            150,000,000       149.550      .26
 due 2/4-3/11/2002
Gillette Co. 1.96% due 1/22/2002 /2/                                   50,000,000        49.940      .09
Household Finance Corp. 2.07%-2.09% due                               100,000,000        99.765      .18
 2/7-2/12/2002
J.P. Morgan Chase & Co. 1.87%-2.02% due                               150,000,000       149.724      .27
 1/15-2/20/2002
Kimberly-Clark Corp. 2.02% due                                         50,000,000        49.956      .09
 1/14-1/17/2002 /2/
Knight-Ridder Inc. 1.87% due 2/5/2002  /2/                             50,000,000        49.906      .09
Kraft Foods Inc. 1.72%-1.78% due 1/29-2/6/2002                        100,000,000        99.840      .18
Merck & Co., Inc. 1.85%-2.25% due 1/31-4/9/2002                       150,000,000       149.377      .26
Minnesota Mining and Manufacturing Co.                                 55,000,000        54.840      .10
 1.76%-1.98% due 1/23-3/20/2002
Pfizer Inc 2.00%-2.10% due 1/22-1/25/2002 /2/                         125,000,000       124.835      .22
Procter & Gamble Co. 2.15% due 1/8-1/18/2002                           75,000,000        74.949      .13
SBC Communications Inc. 2.07%-2.38% due                               125,000,000       124.752      .22
 1/7-2/28/2002  /2/
Tribune Co. 2.07%-2.12% due 1/23-1/29/2002 /2/                         50,000,000        49.922      .09
Verizon Global Funding Corp. 1.78%-2.32%                              124,500,000       124.371      .22
 due 1/9-2/7/2002  /2/
Wells Fargo & Co. 1.79%-2.08% due                                     150,000,000       149.707      .26
 1/25-3/22/2002

Non-U.S. Currency - 0.01%
Taiwanese Dollar                                                      275,100,000         7.883      .01



TOTAL SHORT-TERM SECURITIES:                                                         10,336.743    18.36
 (cost: $10,333.603 million)


TOTAL INVESTMENT SECURITIES:                                                         56,169.033    99.79
 (cost: $42,037.963 million)
Excess of cash and receivables over payables                                            118.379      .21

NET ASSETS                                                                          $56,287.412  100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement
 transaction; resale may be limited to
 qualified institutional buyers; resale to public may require registration.
/3/ Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since June 30, 2001

AT&T Wireless Services
British Airways
Canadian Pacific Railway
Carnival
Comcast
ConAgra Foods
Edison International
EMC
Fuji Photo Film
Johnson & Johnson
J.P. Morgan Chase
Kohl's
LSI Logic
Maxim Intergrated Products
PanCanadian Energy
PMC-Sierra
Rohm and Haas
Sanmina-SCI
Solectron
Southwest Airlines
Sumitomo Mitsui Banking
Sun Microsystems
Taiwan Semiconductor Manufacturing
Telefonos de Mexico
Tyco International
Xilinx


Equity securities eliminated from the portfolio since June 30, 2001

Canadian Pacific
Computer Associates International
Dana
First Data
FleetBoston Financial
General Electric
Lloyds TSB Group
MBNA
Qwest Communications International
Sprint PCS
U.S. Bancorp
Walt Disney


THE INVESTMENT COMPANY OF AMERICA
Financial statements

Statement of assets and liabilities
at December 31, 2001                                                      (dollars in  millions)

Assets:
 Investment securities at market
  (cost: $31,704.360)                                                                         $45,832.290
 Short-term securites at market
  (cost: $10,333.603)                                                                          10,336.743
 Cash                                                                                                .620
 Receivables for -
  Sales of investments                                                        $37.504
  Sales of fund's shares                                                      124.267
  Dividends and interest                                                       68.259
  Other                                                                          .007             230.037
                                                                                               56,399.690
Liabilities:
 Payables for -
  Purchases of investments                                                     18.569
  Repurchases of fund's shares                                                 66.354
  Management services                                                          11.375
  Other expenses                                                               15.980             112.278
Net assets at December 31, 2001                                                               $56,287.412

 Class A shares, $.001 par value
(authorized capital stock - 2,500,000,000 shares):
  Net assets                                                                                  $54,315.348
  Shares outstanding                                                                        1,903,527,880
  Net asset value per share                                                                        $28.53
 Class B shares, $.001 par value
(authorized capital stock - 1,250,000,000 shares):
  Net assets                                                                                   $1,301.988
  Shares outstanding                                                                           45,738,160
  Net asset value per share                                                                        $28.47
 Class C shares, $.001 par value
(authorized capital stock - 250,000,000 shares):
  Net assets                                                                                     $480.197
  Shares outstanding                                                                           16,887,430
  Net asset value per share                                                                        $28.44
 Class F shares, $.001 par value
(authorized capital stock - 250,000,000 shares):
  Net assets                                                                                     $189.879
  Shares outstanding                                                                            6,658,110
  Net asset value per share                                                                        $28.52




Statement of operations
for the year ended December 31, 2001                                      (dollars in  millions)
Investment income:
 Income:
  Dividends                                                                  $701.201
  Interest                                                                    442.960          $1,144.161

 Expenses:
  Management services fee                                                     134.899
  Distribution expenses - Class A                                             126.552
  Distribution expenses - Class B                                               8.451
  Distribution expenses - Class C                                               1.752
  Distribution expenses - Class F                                                .156
  Transfer agent fee - Class A                                                 38.077
  Transfer agent fee - Class B                                                   .690
  Administrative services fees - Class C                                         .444
  Administrative services fees - Class F                                         .127
  Reports to shareholders                                                       1.291
  Registration statement and prospectus                                         1.638
  Postage, stationery and supplies                                              7.578
  Directors' and Advisory Board fees                                             .622
  Auditing and legal fees                                                        .126
  Custodian fee                                                                 1.299
  Taxes other than federal income tax                                            .606
  Other expenses                                                                 .289             324.597
 Net investment income                                                                            819.564

Realized gain and unrealized
 depreciation on investments:
 Net realized gain                                                                                972.412
 Net unrealized depreciation on investments                                                    (4,453.803)
  Net realized gain and
   unrealized depreciation
   on investments                                                                              (3,481.391)
 Net decrease in net assets resulting
  from operations                                                                             $(2,661.827)









Statement of changes in net assets                                        (dollars in  millions)


                                                                           Year ended         December 31
                                                                                  2001                2000
Operations:
 Net investment income                                                       $819.564            $974.541
 Net realized gain on investments                                             972.412           3,698.090
 Net unrealized depreciation
  on investments                                                           (4,453.803)         (2,579.409)
  Net (decrease) increase in net assets
   resulting from operations                                               (2,661.827)          2,093.222

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                    (959.826)           (892.064)
  Class B                                                                      (9.501)             (2.107)
  Class C                                                                      (2.076)                  -
  Class F                                                                      (1.230)                  -
 Distributions from net realized gain on investments:
  Class A                                                                  (1,089.756)         (3,563.960)
  Class B                                                                     (19.552)            (21.064)
  Class C                                                                      (5.375)                  -
  Class F                                                                      (2.044)                  -
   Total dividends and distributions                                       (2,089.360)         (4,479.195)

Capital share transactions:
 Proceeds from shares sold                                                  8,211.709           6,216.625
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                         1,922.084            4,130.694
 Cost of shares repurchased                                                (5,746.063)         (7,405.706)
  Net increase in net assets resulting
   from capital share transactions                                          4,387.730           2,941.613
 Total (decrease) increase in net assets                                     (363.457)            555.640

Net assets:
 Beginning of year                                                         56,650.869          56,095.229
 End of year (including
  undistributed net investment
  income: $224.805 and $377.915,
  respectively)                                                           $56,287.412         $56,650.869



See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company ("mutual fund"). The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or a contingent deferred sales charge.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and certain other expenses ("class-specific expenses"). Differences in class-specific expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded (as determined by the investment adviser), as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated daily into U.S. dollars at the current exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The increase or decrease in the U.S. dollar value of assets and liabilities resulting from changes in currency exchange rates is combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of any non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $11,088,000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to mutual funds and intends to distribute all of its net taxable income and net capital gains each year. A mutual fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis. Income and gains computed on a tax basis may differ from amounts reported in the accompanying financial statements. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $42,031,519,000, or $6,444,000 less than the cost reported in the accompanying financial statements. Net unrealized appreciation on investments aggregated $14,137,514,000; $15,844,283,000 related to appreciated securities and $1,706,769,000 related to depreciated securities. The net taxable gains for the year ended December 31, 2001 of $975,331,000 exceed the amount recorded for financial reporting purposes by $2,919,000, primarily due to a lower tax basis than book basis for certain securities sold during the year.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

AFFILIATED COMPANIES, OFFICERS AND DIRECTORS - The Capital Group Companies, Inc. is the parent company of Capital Research and Management Company ("CRMC"), the fund's investment adviser. CRMC is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares. Officers and certain Directors of the fund are affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

INVESTMENT ADVISORY FEE - The fee of $134,899,000 for management services was incurred pursuant to an agreement with CRMC.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of month-end net assets decreasing to 0.222% of such assets in excess of $71 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.242% of average month-end net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, total distribution expenses were $126,552,000, equivalent to an annualized rate of 0.23% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any deferred sales charges applicable to the shares sold) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, total distribution expenses were $8,451,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the year ended December 31, 2001, total distribution expenses were $1,752,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the year ended December 31, 2001, total distribution expenses were $156,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, total distribution expenses payable to AFD for all share classes were $10,697,000.

AFD received $25,295,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying financial statements.

TRANSFER AGENT FEE - A fee of $38,767,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with AFS. As of December 31, 2001, total transfer agent fees payable to AFS for Class A and Class B shares were $3,375,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the year ended December 31, 2001, total fees under the agreement were $571,000. As of December 31, 2001, total administrative services fees payable to CRMC for Class C and Class F shares were $133,000.

DEFERRED DIRECTORS' AND ADVISORY BOARD FEES - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds.
These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $1,667,000. Directors' and Advisory Board fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

5. WARRANTS

As of December 31, 2001, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If such warrants had been exercised as of December 31, 2001, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $13,517,116,000 and $10,012,190,000, respectively, during the year ended December 31, 2001.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held with the custodian bank. For the year ended December 31, 2001, the custodian fee of $1,299,000 includes interest calculated in the amount of $177,000.

As of December 31, 2001, reclassifications of certain amounts reported in the accompanying financial statements were made to conform to tax accounting methods as follows: undistributed net investment income of $41,000 was reclassified to undistributed net realized gains; undistributed net realized gains of $92,162,000 were reclassified to additional paid-in capital.

As of December 31, 2001, net assets consisted of the following:

Net Assets

                                                                   (dollars in millions)
Capital paid in on shares of capital stock                                      $41,709.555
Undistributed net investment income                                                 224.805
Undistributed net realized gain                                                     222.064
Net unrealized appreciation                                                      14,130.988
Net assets                                                                      $56,287.412

Capital share transactions in the fund were as follows:

                                                                           Year ended        Year ended
                                                                         December 31,      December 31,
                                                                                  2001              2001
                                                                    Amount (millions)            Shares
Class A Shares:
  Sold                                                                     $6,534.080       221,910,009
  Reinvestment of dividends and distributions                               1,884.217        64,924,874
  Repurchased                                                              (5,639.751)     (192,783,453)
   Net increase in Class A                                                  2,778.546        94,051,430
Class B Shares: /1/
  Sold                                                                        976.698        33,294,441
  Reinvestment of dividends and distributions                                  28.010           977,859
  Repurchased                                                                 (76.876)       (2,684,670)
   Net increase in Class B                                                    927.832        31,587,630
Class C Shares: /2/
  Sold                                                                        501.953        17,316,730
  Reinvestment of dividends and distributions                                   7.161           253,884
  Repurchased                                                                 (19.333)         (683,184)
   Net increase in Class C                                                    489.781        16,887,430
Class F Shares: /2/
  Sold                                                                        198.978         6,922,247
  Reinvestment of dividends and distributions                                   2.696            95,329
  Repurchased                                                                 (10.103)         (359,466)
   Net increase in Class F                                                    191.571         6,658,110
Total net increase in fund                                                 $4,387.730       149,184,600





                                                                           Year ended        Year ended
                                                                         December 31,      December 31,
                                                                                  2000
                                                                    Amount (millions)            Shares
Class A Shares:
  Sold                                                                     $5,769.801       178,847,762
  Reinvestment of dividends and distributions                               4,108.241       132,121,263
  Repurchased                                                              (7,394.906)     (229,525,161)
   Net increase in Class A                                                  2,483.136        81,443,864
Class B Shares: /1/
  Sold                                                                        446.824        13,755,990
  Reinvestment of dividends and distributions                                  22.453           730,425
  Repurchased                                                                 (10.800)         (335,885)
   Net increase in Class B                                                    458.477        14,150,530
Class C Shares: /2/
  Sold                                                                            -                 -
  Reinvestment of dividends and distributions                                     -                 -
  Repurchased                                                                     -                 -
   Net increase in Class C                                                        -                 -
Class F Shares: /2/
  Sold                                                                            -                 -
  Reinvestment of dividends and distributions                                     -                 -
  Repurchased                                                                     -                 -
   Net increase in Class F                                                        -                 -
Total net increase in fund                                                 $2,941.613        95,594,394


/1/ Class B shares were not offered
 before March 15, 2000.
/2/ Class C and Class F shares were not
 offered before March 15, 2001.

Per-share data and ratios

                                                                    Class A         Class A         Class A

                                                                 Year ended      Year ended      Year ended
                                                               December 31,    December 31,    December 31,
                                                                        2001            2000            1999
Net asset value, beginning of year                                   $31.07          $32.46          $31.07

 Income from investment operations:
  Net investment income                                             .44 /1/         .56 /1/             .49

  Net (losses) gains on securities (both                         (1.87) /1/         .65 /1/             4.45
 realized and unrealized)

   Total from investment operations                                   (1.43)           1.21            4.94

 Less distributions:
  Dividends (from net investment income)                               (.52)           (.52)           (.51)

  Distributions (from capital gains)                                   (.59)          (2.08)          (3.04)

   Total distributions                                                (1.11)          (2.60)          (3.55)

Net asset value, end of year                                         $28.53          $31.07          $32.46

Total return /2/                                                     (4.59)%           3.84%          16.55%

Ratios/supplemental data:

 Net assets, end of year (in millions)                              $54,315         $56,212         $56,095

 Ratio of expenses to average net assets                                .57%            .56%            .55%

 Ratio of net income to average net assets                             1.49%           1.74%           1.54%




                                                                    Class A         Class A

                                                                 Year ended      Year ended
                                                               December 31,    December 31,
                                                                        1998            1997
Net asset value, beginning of year                                   $28.25          $24.23

 Income from investment operations:
  Net investment income                                                 0.48            0.51

  Net (losses) gains on securities (both                                5.79            6.61
 realized and unrealized)

   Total from investment operations                                    6.27            7.12

 Less distributions:
  Dividends (from net investment income)                               (.51)           (.50)

  Distributions (from capital gains)                                  (2.94)          (2.60)

   Total distributions                                                (3.45)          (3.10)

Net asset value, end of year                                         $31.07          $28.25

Total return /2/                                                      22.93%          29.81%

Ratios/supplemental data:

 Net assets, end of year (in millions)                              $48,498         $39,718

 Ratio of expenses to average net assets                                .55%            .56%

 Ratio of net income to average net assets                             1.65%           1.90%



                                                                    Class B         Class B

                                                                 Year ended     March 15 to
                                                               December 31,    December 31,
                                                                       2001        2000 /3/
Net asset value, beginning of period                                 $31.01          $31.13

 Income from investment operations: /1/
  Net investment income                                                 .19             .26

  Net (losses) gains on securities (both                              (1.83)           1.55
realized and unrealized)

   Total from investment operations                                   (1.64)           1.81

 Less distributions:
  Dividends (from net investment income)                               (.31)           (.25)

  Distributions (from capital gains)                                   (.59)          (1.68)

   Total distributions                                                 (.90)          (1.93)

Net asset value, end of period                                       $28.47          $31.01

Total return /2/                                                     (5.30)%           5.87%

Ratios/supplemental data:

 Net assets, end of period (in millions)                             $1,302            $439

 Ratio of expenses to average net assets                               1.35%       1.34%/4/

 Ratio of net income to average net assets                              .66%       1.06%/4/



                                                                    Class C         Class F

                                                                March 15 to     March 15 to
                                                               December 31,    December 31,
                                                                   2001 /3/        2001 /3/
Net asset value, beginning of period                                 $29.05          $29.10

 Income from investment operations: /1/
  Net investment income                                                 .09             .27

  Net (losses) gains on securities (both                               (.14)           (.13)
realized and unrealized)

   Total from investment operations                                    (.05)            .14

 Less distributions:
  Dividends (from net investment income)                               (.21)           (.37)

  Distributions (from capital gains)                                   (.35)           (.35)

   Total distributions                                                 (.56)           (.72)

Net asset value, end of period                                       $28.44          $28.52

Total return /2/                                                      (.19)%            .48%

Ratios/supplemental data:

 Net assets, end of period (in millions)                               $480            $190

 Ratio of expenses to average net assets                           1.52%/4/         .72%/4/

 Ratio of net income to average net assets                          .38%/4/        1.17%/4/



Supplemental data - all classes

                                                                 Year ended      Year ended      Year ended
                                                               December 31,    December 31,    December 31,
                                                                        2001            2000            1999
Portfolio turnover rate                                               22.06%          25.36%          27.85%




Supplemental data - all classes

                                                                 Year ended      Year ended
                                                               December 31,    December 31,
                                                                        1998            1997
Portfolio turnover rate                                               24.28%          26.02%


/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges,
               including contingent deferred sales charges.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
/4/ Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE INVESTMENT COMPANY OF
AMERICA:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

January 31, 2002


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $1,116,727,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 76% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.


SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                     PART C
                                OTHER INFORMATION
                       THE INVESTMENT COMPANY OF AMERICA

ITEM 23. EXHIBITS

(a) Certificate of Incorporation - previously filed (see Post-Effective Amendment No. 101 filed 2/27/97); Certificate of Amendment of Certificate of Incorporation - previously filed (see P/E Amendment No. 105 filed 3/13/00); and Certificate of Designation - previously filed (see P/E Amendment No. 105 filed 3/13/00; No. 106 filed 1/14/01; and No. 107 filed 2/14/02)
(b) By-laws - previously filed (see P/E Amendment No. 101 filed 2/27/97)
(c) Form of share certificate - previously filed (see P/E Amendment No. 106 filed 1/14/01)
(d) Form of Investment Advisory and Service Agreement - previously filed (see P/E Amendment No. 105 filed 3/13/00)
(e-1) Form of Amended and Restated Principal Underwriting Agreement - previously filed (see P/E Amendment No. 107 filed 2/14/02)
(e-2) Form of Selling Group Agreements
(f) None
(g) Form of Global Custody Agreement
(h) Form of Amended and Restated Administrative Services Agreement; and
 Form of Amended Shareholder Services Agreement - previously filed (see P/E Amendment No. 107 filed 2/14/02)
(i) Legal opinion for Classes R-1, R-2, R-3, R-4 and R-5 Shares
(j) Consent of Independent Accountants
(k) None
(l) None
(m-1) Forms of Plans of Distribution - previously filed (see P/E Amendment No. 101 filed 2/27/97; No. 105 filed 3/13/00; No. 106 filed 1/14/01; and No. 107 filed 2/14/02)
(m-2) Forms of Plans of Distribution relating to Class R-1, R-2, R-3 and R-4 Shares
(n) Form of Amended and Restated Multiple Class Plan - previously filed (see P/E Amendment No. 107 filed 2/14/02)
(o) None
(p) Code of Ethics - previously filed (see P/E Amendment No. 107 filed 2/14/02)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company. These policies insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

 The By-Laws of the Registrant state:

37A. (a) The corporation shall indemnify its directors and officers, and may indemnify its employees and agents, against any liability or cost arising out of their service to the corporation, to the fullest extent permitted by the law of the State of Delaware, except as set forth in paragraph (b) and except as conditioned by paragraph (c).

 (b) The corporation may not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct").

 (c) Indemnification by the corporation of any director or officer against any liability to the corporation or to its stockholders is conditioned on either:

 (1) a final decision on the merits by a court or other body before which a proceeding relating to the liability of that director or officer is brought finding that he or she is not liable by reason of disabling conduct; or

 (2) in the absence of such a decision, a determination, based upon a review of the facts, that the director or officer is not liable by reason of disabling conduct, by either:

  a. the vote of a majority of a quorum of directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding; or

    b.  independent legal counsel in a written opinion; or

 (3) the dismissal of either a court or an administrative proceeding against the director or officer for insufficiency of evidence of any disabling conduct with which he or she has been charged.

(d) Under the conditions set forth in paragraph (e), the corporation shall advance funds to its officers and directors, and may advance funds to its employees and agents, to cover expenses, including attorneys' fees, they incur in defending any civil, criminal, administrative or investigative action, suit or proceeding, arising out of their service as directors or officers, to the fullest extent permitted by Delaware law.

 (e) The corporation shall advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any proceeding described in paragraph (d) only if an undertaking is provided by or on behalf of the director or officer to repay the advance unless it is ultimately determined using the procedure described in clause (c) (1) or
(c) (2) or (c) (3) that he or she is entitled to indemnification. It shall be a condition to any such advance that either:

   (1) the director or officer shall provide security for his or her undertaking; or

   (2) the corporation shall be insured against losses arising by reason of any
unlawful    advance; or

   (3) either (aa) a majority of a quorum of the directors, who are neither
"interested    persons" of the corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the proceeding, or (bb) independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the director or officer will be found entitled to indemnification.

 (f) Provisions in this Section for indemnification of, and advancement of expenses to, officers, directors, employees and agents shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.

  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                      (2)                (3)



       NAME AND PRINCIPAL                   POSITIONS AND OFFICES            POSITIONS AND OFFICES

          BUSINESS ADDRESS                    WITH UNDERWRITER                 WITH REGISTRANT



       David L. Abzug                       Vice President                   None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                         Vice President                   None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                    Vice President                   None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                   Vice President                   None



       Steven L. Barnes                     Senior Vice President            None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                        Vice President                   None



       Michelle A. Bergeron                 Senior Vice President            None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                  Regional Vice President          None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                      Senior Vice President            None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                    Vice President                   None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                        Senior Vice President            None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                    Senior Vice President            None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                           Vice President                   None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                       Vice President                   None



       Cody Callaway                        Regional Vice President          None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                  Regional Vice President          None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                    Regional Vice President          None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                       Vice President                   None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                    Senior Vice President            None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                Senior Vice President            None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                     Vice President                   None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                       Senior Vice President            None



L      Larry P. Clemmensen                  Director                         None



L      Kevin G. Clifford                    Director, President and Co-Chief    None

                                            Executive Officer



H      Cheri Coleman                        Assistant Vice President         None



       Ruth M. Collier                      Senior Vice President            None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                      Vice President                   None



       Carlo O. Cordasco                    Regional Vice President          None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                  Vice President                   None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                     Regional Vice President          None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                 Regional Vice President          None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                        Regional Vice President          None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                 Vice President                   None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                Regional Vice President          None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                  Senior Vice President            None



       Thomas J. Dickson                    Regional Vice President          None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                   Vice President                   None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                      Senior Vice President            None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                        Senior Vice President            None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                       Director, Executive Vice         None
                                            President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                    Secretary                        None



       Michael J. Dullaghan                 Regional Vice President          None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                     Senior Vice President            None



       Robert W. Durbin                     Vice President                   None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                     Senior Vice President            None



       Timothy L. Ellis                     Regional Vice President          None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                        Senior Vice President            None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                      Regional Vice President          None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                     Senior Vice President            None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                     Assistant Vice President         None



B      Evelyn K. Glassford                  Vice President                   None



       Jack E. Goldin                       Regional Vice President          None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                   Vice President                   None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                   Director                         None



B      Mariellen Hamann                     Vice President                   None



       Derek S. Hansen                      Regional Vice President          None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                      Senior Vice President            None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                      Vice President                   None



       Robert J. Hartig, Jr.                Regional Vice President          None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                    Regional Vice President          None

       14 Dyer Switch Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                     Senior Vice President            None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                      Vice President                   None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                  Director                         None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                     Senior Vice President            None



       John P. Keating                      Regional Vice President          None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                        Vice President                   None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                      Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                    Regional Vice President          None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                        Vice President                   None



       T. Blake Liberty                     Vice President                   None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                         Regional Vice President          None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                       Vice President                   None



I      Kelle Lindenberg                     Assistant Vice President         None



       Louis K. Linquata                    Regional Vice President          None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                   Director                         None



       Brendan T. Mahoney                   Regional Vice President          None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                   Director, Senior Vice            None
                                            President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                     Senior Vice President            None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                    Director, Senior Vice            None
                                            President



       James R. McCrary                     Regional Vice President          None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                    Senior Vice President            None



S      John V. McLaughlin                   Senior Vice President            None



       Terry W. McNabb                      Vice President                   None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                       Regional Vice President          None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                    Regional Vice President          None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                       Vice President                   None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                       Vice President                   None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                        Vice President                   None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                     Regional Vice President          None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                        Regional Vice President          None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                      Regional Vice President          None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                      Regional Vice President          None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                     Senior Vice President            None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                  Assistant Vice President         None



       Carl S. Platou                       Vice President                   None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                     Vice President                   None



       Mark S. Reischmann                   Regional Vice President          None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                    Senior Vice President            None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                     Vice President                   None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                        Vice President                   None



L      James F. Rothenberg                  Director                         Executive Vice

                                                                             President and Director



       Douglas F. Rowe                      Vice President                   None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                 Vice President                   None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                          Assistant Vice President         None



       Dean B. Rydquist                     Senior Vice President            None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                    Senior Vice President            None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                      Regional Vice President          None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                  Vice President                   None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                 Regional Vice President          None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                        Vice President                   None



L      R. Michael Shanahan                  Director                         President and Director



       Brad Short                           Regional Vice President          None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                       Chairman of the Board and        None

       1000 RIDC Plaza, Suite 212           Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                     Senior Vice President            None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                      Regional Vice President          None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                      Senior Vice President            None

       5520 Frankford Court

       Dallas, TX 75252



       Anthony L. Soave                     Regional Vice President          None

       5397 W. Rosebud Court, S.E.

       Kentwood, MI 49512



L      Therese L. Soullier                  Assistant Vice President         None



       Nicholas D. Spadaccini               Vice President                   None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                 Assistant Vice President         None



       Daniel S. Spradling                  Senior Vice President            None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                        Assistant Vice President         None



LW     Eric H. Stern                        Director                         None



       Brad Stillwagon                      Regional Vice President          None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                      Vice President                   None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                    Vice President                   None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                 Senior Vice President            None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                      Vice President                   None



L      Drew W. Taylor                       Vice President                   None



       Gary J. Thoma                        Regional Vice President          None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                  Regional Vice President          None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                      Vice President                   None



I      Christopher E. Trede                 Vice President                   None



       George F. Truesdail                  Senior Vice President            None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                 Vice President                   None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                       Regional Vice President          None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                       Regional Vice President          None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #304

       Sioux Falls, SD 57103



       Thomas E. Warren                     Vice President                   None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                        Senior Vice President,           None

                                            Treasurer and Controller



       Gregory J. Weimer                    Vice President                   None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                     Director                         None



SF     Gregory W. Wendt                     Director                         None



       George J. Wenzel                     Regional Vice President          None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                      Assistant Vice President         None



SF     N. Dexter Williams, Jr.              Senior Vice President            None



       Timothy J. Wilson                    Vice President                   None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                    Vice President                   None



H      Marshall D. Wingo                    Director, Senior Vice            None
                                            President



L      Robert L. Winston                    Director, Senior Vice            None
                                            President



       William R. Yost                      Senior Vice President            None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                    Regional Vice President          None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                      Regional Vice President          None

       2178 Piper Lane

       Tustin, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 13th day of May, 2002.

 THE INVESTMENT COMPANY OF AMERICA
 By /s/ Jon B. Lovelace, Jr.
     (Jon B. Lovelace, Jr., Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on May 13, 2002, by the following persons in the capacities indicated.

          SIGNATURE                                    TITLE

(1)       Principal Executive Officer:

           /s/ Jon B. Lovelace, Jr.                    Chairman of the Board

          (Jon B. Lovelace, Jr.)

(2) Financial Officer and    Principal Financial Officer and

          Principal Accounting Officer:

           /s/ Thomas M. Rowland                       Treasurer

          (Thomas M. Rowland)

(3)       Directors:

          Louise H. Bryson*                            Director

          Malcolm R. Currie*                           Director

          Mary Anne Dolan*                             Director

          Martin Fenton*                               Director

          Claudio X. Gonzalez Laporte                  Director

          James B. Lovelace*                           Senior Vice President and Director

           /s/ Jon B. Lovelace, Jr.                    Chairman of the Board

          (Jon B. Lovelace, Jr.)

          John G. McDonald*                            Director

          Bailey Morris-Eck*                           Director

          Richard G. Newman*                           Director

          Donald D. O'Neal                             Senior Vice President and Director

          Olin C. Robison*                             Director

          James F. Rothenberg*                         Executive Vice President and Director

          R. Michael Shanahan*                         President and Director

          William J. Spencer*                          Director

          *By /s/ Vincent P. Corti

          Vincent P. Corti, Attorney-in-Fact


Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

 /s/ Kristine M. Nishiyama
 (Kristine M. Nishiyama)